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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------
                                 SCHEDULE 13E-3

                        RULE 13e-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                                (AMENDMENT NO. 1)

                             Capita Preferred Trust
                              (Name of the Issuer)

                             Capita Preferred Trust
                          Capita Preferred Funding L.P.
                       AT&T Capital Leasing Services, Inc.
                        AT&T Capital Services Corporation
                            AT&T Capital Corporation
                           Newcourt Credit Group Inc.
                       (Name of Persons Filing Statement)

          9.06% Trust Originated Preferred Securities'sm' ("TOPrS'sm'")
              (Liquidation Amount $25 per Trust Preferred Security)
                            of Capita Preferred Trust
                         (Title of Class of Securities)

                                    139710206
                      (CUSIP Number of Class of Securities)

                            Glenn A. Votek, Treasurer
                            AT&T Capital Corporation
                                44 Whippany Road
                        Morristown, New Jersey 07962-1983
                                 (973) 397-3000

            (Name, Address and Telephone Number of Person Authorized
               to Receive Notices and Communications on Behalf of
                           Person(s) Filing Statement)

                           ---------------------------

                                   Copies to:

        Scott J. Moore, Esq.                          Stephan J. Feder, Esq.
          General Counsel                           Simpson Thacher & Bartlett
      AT&T Capital Corporation                         425 Lexington Avenue
          44 Whippany Road                        New York, New York 10017-3954
 Morristown, New Jersey 07962-1983                        (212) 455-2000
           (973) 397-3000






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                                                                               2

This statement is filed in connection with (check the appropriate box):

a. [x] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c. [x] A tender offer.

d. [ ] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [ ]

                            Calculation of Filing Fee

     Transaction Valuation*                         Amount of Filing Fee**

          $237,520,000                                     $47,504

--------------------------------------------------------------------------------

* The amount shown has been estimated solely for purposes of calculating the filing fee, based upon an assumed transaction value that equals an estimate of the total amount of funds, excluding fees and other expenses, required to purchase all of the outstanding securities listed above pursuant to the Offer described in the Offer to Purchase and Consent Solicitation filed as an Exhibit hereto.

**   1/50 of 1% of Transaction Valuation.

[x/] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:   $47,472.67      Filing Party: AT&T Capital Corporation

Form or Registration No.: Schedule 13E-3  Date Filed: July 14, 1998







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                                                                               3

                  This Rule 13E-3 Transaction Statement (the "Statement") of the Trust, the Partnership, the Subsidiary Issuers, AT&T Capital, and Newcourt (each as defined herein) relates (i) an offer (the "Offer") by AT&T Capital Corporation, a Delaware corporation ("AT&T Capital) and an indirect wholly owned subsidiary of Newcourt Credit Group Inc., an Ontario corporation ("Newcourt"), to purchase any and all outstanding 9.06% Trust Originated Preferred Securities'sm' ("TOPrS'sm'") (Liquidation Amount $25 per Trust Preferred Security) (the "Securities" or "Trust Preferred Securities") of Capita Preferred Trust, a statutory business trust formed under the laws of the State of Delaware and an affiliate of AT&T Capital (the "Trust"), and (ii) a solicitation (the "Consent Solicitation") by AT&T Capital from the holders of Trust Preferred Securities as of July 20, 1998 for consents to proposed amendments (the "Proposed Amendments") to (a) the Amended and Restated Limited Partnership Agreement (the "Limited Partnership Agreement") of Capita Preferred Funding L.P., a Delaware limited partnership (the "Partnership"), that will provide for an early redemption of partnership preferred securities issued thereunder and
(b) the indentures (the "Indentures") of AT&T Capital and two of its wholly owned subsidiaries, AT&T Capital Leasing Services, Inc. and AT&T Capital Services Corporation (each subsidiary, a "Subsidiary Issuer"), that will provide for early redemptions of the debentures issued thereunder. The Offer and Consent Solicitation (as defined below) have already been unanimously approved by the respective boards of directors of Newcourt, AT&T Capital and each Subsidiary Issuer. The Statement is intended to satisfy the reporting requirements of
Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A copy of the Offer to Purchase and Consent Solicitation, dated as of July 27, 1998 (the "Offer to Purchase and Consent Solicitation") is filed hereto as Exhibit (d)(1) to the Statement.

                  The cross-reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Offer to Purchase and Consent Solicitation of the information required to be included in response to the items of this Statement. The information in the Offer to Purchase and Consent Solicitation, including all annexes thereto, is hereby expressly incorporated herein by reference and the responses to each item in this Statement are qualified in their entirety by the information contained in the Offer to Purchase and Consent Solicitation.






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                                                                               4

                              CROSS-REFERENCE SHEET

Item in
Schedule 13E-3       Where Located in the Offer to Purchase and Consent Solicitation
--------------       ---------------------------------------------------------------
Items 1(a) and (e)   "TRANSACTIONS AND AGREEMENTS CONCERNING THE
                     SECURITIES--Past Transactions Concerning the Securities"

Item 1(b)            Cover Page, "TERMS OF THE OFFER--Number of Securities; Purchase
                     Price; Expiration Date"

Items 1(c) and (d)   "PRICE RANGE OF SECURITIES; DISTRIBUTIONS"

Item 1(f)            Not applicable

Items 2(a) -- (d)
  and 2(g)           "CERTAIN INFORMATION REGARDING AT&T CAPITAL AND
                     NEWCOURT", SCHEDULE I

Items 2(e) and (f)   None

Items 3(a) and (b)   "TRANSACTIONS AND AGREEMENTS CONCERNING THE
                     SECURITIES", "PRICE RANGE OF SECURITIES; DISTRIBUTIONS"

Items 4(a) and (b)   "TERMS OF THE OFFER"

Items 5(a) -- (g)    "THE CONSENT SOLICITATION", "SPECIAL FACTORS--Reasons for,
                     and Purpose and Effects of, the Offer and Consent Solicitation"

Item 6(a)            "SOURCE AND AMOUNT OF FUNDS"

Item 6(b)            As noted herein

Items 6(c) and (d)   Not applicable

Items 7(a) -- (d)    "SPECIAL FACTORS--Reasons for, and Purpose and Effects of, the
                     Offer and Consent Solicitation", "CERTAIN FEDERAL INCOME TAX
                     CONSEQUENCES"

Items 8(a) -- (e)    "SPECIAL FACTORS--Fairness of the Offer and Consent Solicitation",
                     "--No Recommendation"

Item 8(f)            Not applicable

Item 9(a)            "SPECIAL FACTORS--Fairness of the Offer and Consent Solicitation"

Items 9(b) and (c)   Not applicable





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                                                                               5

Items 10(a) and (b)  "TRANSACTIONS AND AGREEMENTS CONCERNING THE
                     SECURITIES", "CERTAIN INFORMATION REGARDING AT&T
                     CAPITAL AND NEWCOURT"

Item 11              "TRANSACTIONS AND AGREEMENTS CONCERNING THE
                     SECURITIES"

Items 12(a) and (b)  "TRANSACTIONS AND AGREEMENTS CONCERNING THE
                     SECURITIES", "SPECIAL FACTORS--No Recommendation"

Item 13(a)           "TERMS OF THE OFFER--Effect of Not Tendering Securities", "THE
                     CONSENT SOLICITATION--Optional Redemption of Non-Tendered
                     Securities"

Item 13(b)           None

Item 13(c)           Not applicable

Item 14(a)           "SUMMARY OF FINANCIAL INFORMATION", "AVAILABLE
                     INFORMATION; INCORPORATION OF DOCUMENTS BY
                     REFERENCE"

Item 14(b)           Not applicable

Item 15(a)           Not applicable

Item 15(b)           "SOLICITATION FEES, OTHER FEES AND EXPENSES"

Item 16              Letter of Transmittal and Consent, Notice of Guaranteed Delivery,
                     Letter to Brokers, Dealers, Commercial Banks, Trust Companies and
                     other Nominees, Letter to Clients of Brokers, Dealers, Commercial
                     Banks, Trust Companies and other Nominees

Item 17              Separately included herewith or incorporated by reference






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                                                                               6

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

                  (a) and (e) The information set forth under the caption "Transactions and Agreements Concerning the Securities--Past Transactions Concerning the Securities" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

                  (b) The information appearing on the front cover of the Offer to Purchase and Consent Solicitation and set forth under the caption "Terms of the Offer-Number of Securities; Purchase Price; Expiration Date" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

                  (c) and (d) The information set forth under the caption "Price Range of Securities; Distributions" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

                  (f) Not applicable.

ITEM 2.  IDENTITY AND BACKGROUND.

                  (a) through (d) and (g) The information set forth under the caption "Certain Information Regarding AT&T Capital and Newcourt" in the Offer to Purchase and Consent Solicitation, and appearing in Schedule I attached thereto, is incorporated herein by reference.

                  (e) and (f)       None.

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

                  (a) and (b) The information set forth under the captions "Transactions and Agreements Concerning the Securities" and "Price Range of Securities; Distributions" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

ITEM 4.  TERMS OF THE TRANSACTION.

                  (a) and (b) The information set forth under the caption "Terms of the Offer" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

                  (a) through (g) The information set forth under the captions "The Consent Solicitation" and "Special Factors--Reasons for, and Purpose and Effects of, the Offer and Consent Solicitation" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.






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                                                                               7

ITEM 6.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

                  (a) The information set forth under the caption "Source and Amount of Funds" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

                  (b) Statement of Estimated Expenses

                             Filing fees                       $   47,504
                             Legal fees                           200,000
                             Accounting fees                      100,000
                             Solicitation expenses              4,000,000
                             Printing costs                        75,000
                             Other                                 20,000
                                                               ----------
                                     Total                     $4,442,504
                                                               ==========

                  (c) and (d) Not applicable.

ITEM 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

                  (a) through (d) The information set forth under the captions "Special Factors--Reasons for, and Purpose and Effects of, the Offer and Consent Solicitation" and "Certain Federal Income Tax Consequences" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

ITEM 8.  FAIRNESS OF THE TRANSACTION.

                  (a) through (e) The information set forth under the caption "Special Factors--Fairness of the Offer and Consent Solicitation" and "--No Recommendation" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

                  (f) Not applicable.

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

                  (a) The information set forth under the caption "Special Factors--Fairness of the Offer and Consent Solicitation" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

                  (b) and (c) Not applicable.

ITEM 10.          INTEREST IN SECURITIES OF THE ISSUER.

                  (a) and (b) The information set forth under the captions "Transactions and Agreements Concerning the Securities" and "Certain Information Regarding AT&T Capital and Newcourt" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.






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                                                                               8

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDING WITH RESPECT TO THE ISSUER'S SECURITIES.

                  The information set forth under the caption "Transactions and Agreements Concerning the Securities" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

                  (a) and (b) The information set forth under the captions "Transactions and Agreements Concerning the Securities" and "Special Factors--No Recommendation" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

ITEM 13.          OTHER PROVISIONS OF THE TRANSACTION.

                  (a) The information set forth under the captions "Terms of the Offer--Effect of Not Tendering Securities" and "The Consent
Solicitation--Optional Redemption of Non- Tendered Securities" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

                  (b) None.

                  (c) Not applicable.

ITEM 14.          FINANCIAL INFORMATION.

                  (a) The information set forth under the captions "Summary of Financial Information" and "Available Information; Incorporation of Documents by Reference" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

                  (b) Not applicable.

ITEM 15.          PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

                  (a) Not applicable.

                  (b) The information set forth under the caption "Solicitation Fees, Other Fees and Expenses" in the Offer to Purchase and Consent Solicitation is incorporated herein by reference.

ITEM 16.          ADDITIONAL INFORMATION.

                  Additional information concerning the Offer and Consent Solicitation is set forth in the Letter of Transmittal and Consent, Notice of Guaranteed Delivery, Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees, Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees, all of which are attached hereto as Exhibits (d)(1) to (d)(5) respectively.






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                                                                               9

ITEM 17.          MATERIAL TO BE FILED AS EXHIBITS.

Exhibit No.    Description
-----------    -----------
(a)            None.

(b)            None.

(c)(1)         Form of Amended and Restated Declaration of Trust of Capita
               Preferred Trust is incorporated by reference to Exhibit 4.2 of AT&T
               Capital's Registration Statement on Amendment No. 3 to Form S-3 {No.
               333-11243} filed with the Securities and Exchange Commission.

(c)(2)         Form of Trust Preferred Securities Guarantee Agreement by AT&T
               Capital Corporation and The First National Bank of Chicago, N.A., as guarantee trustee, is incorporated by reference to Exhibit
               4.6 of AT&T Capital's Registration Statement on Amendment No. 3 to Form S-3 {No. 333-11243} filed with the Securities and Exchange Commission.

(c)(3)         Form of Amended and Restated Agreement of Limited Partnership of
               Capita Preferred Funding L.P. is incorporated by reference to Exhibit
               4.5 of AT&T Capital's Registration Statement on Amendment No. 3 to
               Form S-3 {No. 333-11243} filed with the Securities and Exchange
               Commission.

(d)(1)         Offer to Purchase and Consent Solicitation, dated July 27, 1998.

(d)(2)         Letter of Transmittal and Consent.

(d)(3)         Notice of Guaranteed Delivery.

(d)(4) Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.

(d)(5)         Letter to Clients of Brokers, Dealers, Commercial Banks, Trust
               Companies and other Nominees.

(d)(6)         Advertisement, dated July 28, 1998.

(d)(7)         Press Release, dated July 27, 1998.

(d)(8)         Form of Follow-up Notice to Shareholders

(d)(9)         Guidelines for Certification of Taxpayer Identification Number on
               Substitute Form W-9.

(e)            None.

(f)            None.






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                                                                              10

                                    SIGNATURE

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:   July 27, 1998

                                         NEWCOURT CREDIT GROUP INC.
                                         By: /s/ Glenn A. Votek
                                             ___________________________________
                                             Glenn A. Votek
                                             Treasurer

                                         AT&T CAPITAL CORPORATION

                                         By: /s/ Glenn A. Votek
                                             ___________________________________
                                             Glenn A. Votek
                                             Treasurer

                                         CAPITA PREFERRED TRUST

                                         By: /s/ Glenn A. Votek
                                             ___________________________________
                                             Glenn A. Votek
                                             Trustee

                                         CAPITA PREFERRED FUNDING L.P.

                                         By: AT&T Capital Corporation,
                                              as General Partner

                                             By: /s/ Glenn A. Votek
                                             ___________________________________
                                                 Glenn A. Votek
                                                 Treasurer

                                         AT&T CAPITAL LEASING SERVICES, INC.

                                         By: /s/ David F. Banks
                                             ___________________________________
                                             David F. Banks
                                             Chief Executive Officer






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                                                                              11

                                         AT&T CAPITAL SERVICES CORPORATION

                                         By:  /s/ Kenneth Bruchanski
                                             ___________________________________
                                             Kenneth Bruchanski
                                             Chief Financial Officer



                          STATEMENT OF DIFFERENCES
                          ------------------------

The service mark symbol shall be expressed as.........................  'sm'


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